IDEX Mutual Funds
IDEX Janus Growth, IDEX Janus Balanced and IDEX Janus Capital
Appreciation


Supplement dated August 1, 2002 to Prospectus dated
March 1, 2002, as amended April 1, 2002, as previously supplemented May 3, 2002 and July 31, 2002



The following fee structure replaces the fee structure for IDEX Janus Growth, IDEX Janus Balanced and IDEX Janus
Capital Appreciation under the heading "How the IDEX Funds are Managed and Organized" on Page 82.

Advisory Fee Schedule - Annual Rates

	Average Daily Net Assets
First $250 million	1.00%
Next $500 million		0.90%
Next $750 million		0.80%
Over $1.5 billion		0.70%



Please Note:  The previous footnote is still applicable.













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